EXHIBIT 21


Subsidiaries of Hub Group, Inc.

SUBSIDIARIES                          JURISDICTION OF INCORPORATION/ORGANIZATION

Hub City Terminals, Inc.                               Delaware
Hub Group Atlanta, LLC                                 Delaware
Hub Group Boston, LLC                                  Delaware
Hub Group Canada, LP                                   Delaware
Hub Group Cleveland, LLC                               Delaware
Hub Group Detroit, LLC                                 Delaware
Hub Group Florida, LLC                                 Delaware
Hub Group Golden Gate, LLC                             Delaware
Hub Group Indianapolis, LLC                            Delaware
Hub Group Kansas City, LLC                             Delaware
Hub Group Los Angeles, LLC                             Delaware
Hub Group Mid-Atlantic, LLC                            Delaware
Hub Group New Orleans, LLC                             Delaware
Hub Group New York State, LLC                          Delaware
Hub Group New York-New Jersey, LLC                     Delaware
Hub Group North Central, LLC                           Delaware
Hub Group Ohio, LLC                                    Delaware
Hub Group Pittsburgh, LLC                              Delaware
Hub Group Portland, LLC                                Delaware
Hub Group St. Louis, LLC                               Delaware
Hub Group Tennessee, LLC                               Delaware
Hub City Texas, L.P.                                   Delaware
Hub Group Associates, Inc.                             Illinois
Hub Highway Services                                   Illinois
Hub Group Distribution Services, L.L.C.                Illinois
Q.S. of Illinois, LLC                                  Michigan
Q.S.S.C., Inc.                                         Delaware
Quality Services L.L.C.                                Missouri
Quality Services of Kansas, L.L.C.                      Kansas
Quality Services of New Jersey, L.L.C.                New Jersey
Q.S. of Georgia, L.L.C.                                 Georgia
HLX Company, L.L.C.                                    Delaware
Hub Chicago Holdings, Inc.                             Delaware